SUPPLEMENT TO THE
VARIABLE INSURANCE PRODUCTS FUNDS:
SERVICE CLASS
HIGH INCOME,
ASSET MANAGER, ASSET MANAGER: GROWTH, BALANCED, EQUITY-INCOME,
GROWTH & INCOME, GROWTH OPPORTUNITIES, CONTRAFUND, GROWTH, MID CAP,
AND
OVERSEAS PORTFOLIOS
APRIL 30, 1999 PROSPECTUS
   The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 13.
For the periods ended      Past 1 year  Life of class*
December 31, 1998

HIGH INCOME PORTFOLIO -     -4.34%       -4.34%A
SERVICE CLASS

Merrill Lynch High Yield    3.66%        3.66%A
Master Index

Merrill Lynch High Yield    2.95%        2.95%A
Master II Index

Lipper High Current Yield   -0.44%       -0.44%A
Funds Average

* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1998.
   The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 13.
   Going forward, High Income Portfolio's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of
the high yield bond u    niverse.
   Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.
Effective August 2, 1999, the following information replaces similar information found in the "Fund Management" section on page 23.
David Felman is Vice President and manager of Mid Cap Portfolio. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.